UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 21, 2014

Capital Southwest Corporation

(Exact name of registrant as specified in its charter)

Texas	811-1056	75-1072796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12900 Preston Road, Suite 700, Dallas, Texas	75230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	972-233-8242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2014, Capital Southwest Corporation (the “Company”) issued a press release reporting the net asset value of the Company at June 30, 2014.  A copy of the press release is attached hereto as Exhibit 99.1.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Shareholders was held on July 21, 2014.  As of May 30, 2014, the record date, 15,413,532 shares of common stock were eligible to be voted, and 12,803,034 of those shares were voted in person or by proxy at the Annual Meeting.  Shareholders were asked to consider and act upon the following resolutions:

(1)	To elect seven (7) directors to serve until the next annual meeting of shareholders or until their respective successors shall be elected and qualified;

(2)	To ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015; and

(3)	To approve, by an advisory (non-binding) vote, our executive compensation.

The director nominees, Messrs. Joseph B. Armes, David R. Brooks, Jack D. Furst, Samuel B. Ligon, T. Duane Morgan, William R. Thomas III and John H. Wilson were elected to the Company’s board of directors. The votes for, votes withheld, and broker non-votes for each director nominee are set out below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph B. Armes	9,737,586	81,103	2,984,345
David R. Brooks	9,714,964	92,497	2,995,573
Jack D. Furst	9,767,253	51,436	2,984,345
Samuel B. Ligon	9,706,628	100,833	2,995,573
T. Duane Morgan	8,435,148	1,372,313	2,995,573
William R. Thomas III	9,747,714	59,747	2,995,573
John H. Wilson	9,694,718	112,743	2,995,573

The recommendation to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015 was approved.  The votes for, votes against, abstentions and broker non-votes for this proposal are set out below:

Votes For	12,532,953
Votes Against	257,509
Abstentions	12,571
Broker Non-Votes	-

The recommendation to approve our executive compensation was approved in an advisory (non-binding) vote.  The votes for, votes against, abstentions and broker non-votes for this proposal are set forth below:

Votes For	9,324,758
Votes Against	129,779
Abstentions	352,921
Broker Non-Votes	2,995,575

Item 9.01   Financial Statements and Exhibits.

(a)	None.
(b)	None.
(c)	None.
(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated July 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2014
	By:	/s/ Joseph B. Armes
		Name:	Joseph B. Armes
		Title:	Chairman of the Board
Chief Executive Officer and President